UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2015

ONCOSEC MEDICAL INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-54318	98-0573252
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9810 Summers Ridge Road, Suite 110
San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 662-6732

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03                   Material Modification to Rights of Security Holders.

The Board of Directors of OncoSec Medical Incorporated, a Nevada corporation (the “Company”), has approved a reverse stock split of the Company’s authorized, issued and outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), at a ratio of 1-for-20 (the “Reverse Stock Split”). On May 14, 2015 and May 15, 2015, the Company issued press releases announcing the Reverse Stock Split and FINRA’s approval thereof. Copies of the press releases are filed herewith as Exhibits 99.1 and 99.2, respectively.

Reasons for the Reverse Stock Split

The Reverse Stock Split is being effected in connection with the Company’s intent to apply to list the Common Stock on the NASDAQ Capital Market. As of the date of this report, the Common Stock is quoted for trading on the OTC Markets Inc. OTCQB Marketplace and has not been approved for listing on the NASDAQ Capital Market or any other securities exchange, and any such listing may never occur.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number.  The Reverse Stock Split will become effective with FINRA and in the marketplace at the open of business on May 18, 2015 (the “Effective Date”), at which time the Common Stock will begin trading on a split-adjusted basis. On the Effective Date, the trading symbol for the Common Stock will change to “ONCSD” for a period of 20 business days, after which the “D” will be removed from the Company’s trading symbol, which will revert to the original symbol of “ONCS”. In connection with the Reverse Stock Split, the CUSIP number for the Common Stock will change to 68234L207.

Split Adjustment; Treatment of Fractional Shares.  On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be converted automatically into the number of shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Stock Split, divided by (ii) 20, with such resulting number of shares rounded up to the nearest whole share. The Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split.

Also on the Effective Date, all options, warrants and other convertible securities of the Company outstanding immediately prior to the Reverse Stock Split will be adjusted by dividing the number of shares of Common Stock into which the options, warrants and other convertible securities are exercisable or convertible by 20 and multiplying the exercise or conversion price thereof by 20, all in accordance with the terms of the plans, agreements or arrangements governing such options, warrants and other convertible securities.

Certificated and Non-Certificated Shares.  Stockholders who are holding their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent and registrar, Nevada Agency and Transfer Company, at the address set forth below. Nevada Agency and Transfer Company will issue a new stock certificate reflecting the Reverse Stock Split to each requesting stockholder.

Nevada Agency and Transfer Company

50 West Liberty Street, Suite 880

Reno, Nevada 89501

Nevada State Filing.  The Reverse Stock Split was effected pursuant to the Company’s filing of a Certificate of Change (the “Certificate”) with the Secretary of State of the State of Nevada on May 12, 2015, in accordance with Nevada Revised Statutes (“NRS”) Section 78.209. The Certificate will become effective on the Effective Date. Under Nevada law, no amendment to the Company’s Articles of Incorporation is required in connection with the Reverse Stock Split. A copy of the Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

No Stockholder Approval Required.  Under Nevada law, because the Reverse Stock Split was approved by the Board of Directors of the Company in accordance with NRS Section 78.207, no stockholder approval is required. Pursuant to NRS Section 78.207, the Company may effect the Reverse Stock Split without stockholder approval if (i) both the number of authorized shares of the Common Stock and the number of issued and outstanding shares of Common Stock are proportionally reduced as a result of the Reverse Stock Split, (ii) the Reverse Stock Split does not adversely affect any other class of stock of the Company and (iii) the Company does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. As described herein, the Reverse Stock Split complies with these requirements.

Capitalization.  As of May 15, 2015, the Company was authorized to issue 3,200,000,000 shares of Common Stock, there were 247,002,282 shares of Common Stock issued and outstanding and there were 73,538,358 shares of Common Stock reserved for issuance pursuant to options, warrants and other convertible securities. As a result of and immediately following the effect of the Reverse Stock Split, the Company will be authorized to issue 160,000,000 shares of Common Stock, there will be approximately 12,350,132 shares of Common Stock issued and outstanding (subject to adjustment due to the treatment of fractional shares), and there will be approximately 3,676,925 shares of Common Stock reserved for issuance pursuant to options, warrants and other convertible securities (subject to adjustment due to the treatment of fractional shares). The Reverse Stock Split will have no effect on the par value of the Common Stock.

Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes and adjustments that will result from the treatment of fractional shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Stock Split.

Item 5.03                                           Amendments to Articles of Incorporated or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit	Description
3.1	Certificate of Change of OncoSec Medical Incorporated dated May 12, 2015

99.1	Press Release of OncoSec Medical Incorporated dated May 14, 2015

99.2	Press Release of OncoSec Medical Incorporated dated May 15, 2015

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties and assumptions, such as statements regarding the Company’s plans to list the Common Stock on the NASDAQ Capital Market. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors, including, without limitation, the results of the review by The NASDAQ Stock Market of the applicable transactions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions and projections, which could prove to be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. The Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on March 12, 2015 contains additional risk factors that may cause actual results to differ materially from the forward-looking statements contained in this Current Report on Form 8-K, and you should carefully consider the risks and uncertainties described in that Quarterly Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOSEC MEDICAL INCORPORATED

Dated: May 15, 2015	By:	/s/ Punit Dhillon
Punit Dhillon
President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit	Description
3.1	Certificate of Change of OncoSec Medical Incorporated dated May 12, 2015

99.1	Press Release of OncoSec Medical Incorporated dated May 14, 2015

99.2	Press Release of OncoSec Medical Incorporated dated May 15, 2015